SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                May 6, 1997

                           ROYAL OAK MINES INC.

          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                           98-0160821
(State or other jurisdiction of           (I.R.S. Employer Identification
incorporation or organization)            No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                    98033
(Address of principal executive offices)  (Postal/Zip Code)

(425) 822-8992
Registrant's telephone number, including area code










Item 5.   Other Events

     On May 6, 1997, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


                        FOR IMMEDIATE RELEASE FROM KIRKLAND

                                    May 6, 1997



             Injunction Affecting Royal Oak's Kemess Project Dismissed

Royal Oak Mines Inc. (TSE and AMEX: RYO) announced today that the application by the petitioners, the Tsay Keh Dene and Takla Indian Bands, for an interlocutory injunction on logging the power line corridor to the Company's Kemess gold-copper project has been dismissed by a judge of the Supreme Court of British Columbia, reasons to follow.

For further information contact:        or in Europe contact:

J. Graham Eacott                        Mr. David Williamson
Vice President, Investor Relations      David Williamson Associates
Royal Oak Mines                         International Investor Relations
5501 Lakeview Drive                     78 Old Broad Street, 3rd Floor
Kirkland, WA 98033                      London, England EC2M 1QP

Telephone: (425) 822-8992               Telephone: 011-44-171-628-3989
Facsimile: (425) 822-3552               Facsimile: 011-44-171-920-0563

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      ROYAL OAK MINES INC.


Date:   May 6, 1997                   By: /s/ James H. Wood
                                         James H. Wood
                                         Chief Financial Officer